SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2004

Imation Corp.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14310 (Commission File Number)	41-1838504 (IRS Employer Identification Number)

1 IMATION PLACE OAKDALE, MINNESOTA (Address of principal executive offices)	55128 (Zip Code)

Registrant’s telephone number, including area code: (651) 704-4000

None
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

     Reference is made to the Registrant’s Press Release, dated May 13, 2004, which is furnished herewith as Exhibit 1 to this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)
Date: May 13, 2004	By:	/s/ Paul R. Zeller
Paul R. Zeller
Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit	Description of Exhibit

1	Press release, dated May 13, 2004